U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                          OF THE SECURITIES ACT OF 1934

        DATE OF REPORT ( DATE OF EARLIEST EVENT REPORTED) MARCH 31, 1997

                      THE CONTINENTAL ORINOCO COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         COLORADO                       33-9710                  84-1037886
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
 Incorporation or Organization)      File Number)            Identification No.)

              SUITE 16B, 360 WEST 22ND STREET NEW YORK, N.Y. 10011
--------------------------------------------------------------------------------
            (Address of Principal executive offices)     (Zip code)

       Registrant's telephone number, including area code: (212) 242-7039


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.           OTHER INFORMATION.

         Following a lengthy mediation and negotiation process with Mr. Adrian Nash (the former President and CEO of the Company), Delta Minerals Corporation Ltd. ("Delta") and representatives of the Bookham Trust among others, the Company has reached an Agreement to effect an orderly severance of its relationship with Delta. Pursuant to this Agreement (see attached Exhibit A) the Company is to be compensated for the conveyance of its equity interest in Delta by: (a) conveyance to the Company of certain Warrants, Convertible Preferred and Common Stock previously issued to the Bookham Trust under the original Delta stock purchase agreement, (b) cancellation of certain Common Stock previously to be issued to LAMCOSA, (c) a "carried interest" in the future revenues of Delta in the amount of $11,150,000 to be paid to the Company at the rate of one half of one percent (1/2%) for the first $4,350,000 and one quarter of one percent (1/4%) for the balance from the annual gross revenues generated by Delta's future exploitation of its Venezuelan concession (reduced to a lump sum of 12% of the sale proceeds up to a maximum of $4,350,000 in the event of a sale of the concession), and (d) limited cash to defray certain costs of this transaction and the restructuring of the Company in the light thereof.

         Given that the Company has no further obligation to fund the extensive costs of delineating and developing Delta's Venezuelan concession and that this Agreement defines the potential financial return from the future of Delta's concession without the potential for further cash calls or dilution, Management believes the Agreement provides an equitable resolution and is an orderly divestiture in the interests of the Company's shareholders. The parties are now pursuing compliance with their respective obligations under this Agreement as swiftly as possible.

         To complement this resolution and as a necessary first step towards rebuilding shareholder value, Management is presently evaluating specific merger and acquisition opportunities and anticipates completing at least one such transaction during calender 1997, although there can be no assurance that any such merger or acquisition can or will be consummated.

ITEM 7.           FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(A) Agreement dated January 31, 1997 but signed February 24, 1997 between The Continental Orinoco Company, Inc, Delta Minerals Corporation Ltd., Delta Minerals Holdings Ltd., The Bookham Trust, Roger Geoffrey Barrs, John Andrew Cowan, Andrew Charles Nash, Latin American Mining Company S.A. and the Continental Orinoco Company S.A.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CONTINENTAL ORINOCO COMPANY, INC.

                                    BY:/s/CHRISTOPHER D'ARNAUD-TAYLOR
                                    ---------------------------------
                                          Christopher d'Arnaud-Taylor, President
                                          And Chief Executive Officer

March 28, 1997

                                   EXHIBIT A

                                    AGREEMENT

This Agreement is made as of the 31st day of January, 1997, by and between ROGER GEOFFREY BARRS ("BARRS") and JOHN ANDREW COWAN ("COWAN"), both of Victory House, Douglas, Isle of Man, in their capacity as joint trustees of the BOOKHAM TRUST (the "TRUSTEES"), THE CONTINENTAL ORINOCO COMPANY, INC. ("COC"), formerly known as PONTUS INDUSTRIES, INC., a Colorado corporation having a place of business at 11670 NE 21st Drive, North Miami, Florida 33181, U.S.A., THE CONTINENTAL ORINOCO COMPANY, S.A. ("CONTINENTAL"), a Luxembourg societe anonyme having a place of business at Boulevard de la Petrusse in the Grand Duchy of Luxembourg, MR. ADRIAN CHARLES NASH ("NASH") resident at 2 Wilton Terrace, London, England, LATIN AMERICAN MINING COMPANY S.A. ("LAMCOSA"), a Luxembourg societe anonyme which has its office at 68-70 Boulevard de la Petrusse, L-2320 Luxembourg, DELTA MINERALS CORPORATION LIMITED ("DELTA BERMUDA"), a Bermuda company which has its registered office at Milner House, 18 Parliament Street, Hamilton, Bermuda and its principal address at Parque Cristal, Oficina 15-11 Los Palos Grandes, Caracas, Venezuela, and DELTA MINERALS HOLDINGS LTD. ("DELTA HOLDINGS"), a Bermuda company which has a place of business at Century House, Richmond Road, Hamilton HM08 Bermuda; and supersedes any and all prior agreements or understandings between the parties hereto.

                                   WITNESSETH

WHEREAS, disagreements have arisen among the parties hereto with respect to a certain agreement dated January 15, 1996, which INTER ALIA transferred certain shares in DELTA BERMUDA to COC and transferred certain shares (including convertible preferred stock and/or warrants and/or common stock) in COC to BOOKHAM TRUST; and

WHEREAS, all parties hereto wish to effect the transfer of all right, title and interest in the DELTA BERMUDA shares covered by the aforesaid January 15, 1996 agreement from COC to DELTA BERMUDA in consideration of the payments and undertakings set forth in this Agreement; and

WHEREAS, all parties hereto wish to effect the transfer of all right, title and interest in the COC shares covered by the aforesaid January 15, 1996 agreement from the BOOKHAM TRUST to COC in consideration of the undertakings set forth in this Agreement.

IT IS NOW THEREFORE AGREED, that in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. In consideration of the payments and undertakings set forth in paragraphs 2, 3, 5 and 6, below, and all of the other promises set forth herein, COC hereby conveys to DELTA BERMUDA all of COC's rights, interest and title in all DELTA BERMUDA shares covered by the Agreement made January 15, 1996 between COC and all the parties to this Agreement except DELTA BERMUDA and DELTA HOLDINGS (hereinafter "tne January 15, 1996 agreement").

         2. In consideration of the conveyance by COC in paragraph 1, above, and of the other promises set forth herein, the B00KHAM TRUST hereby conveys to COC all of BOOKHAM TRUST'S right title and interest in all COC shares covered by the January 15, l996, agreement.

         3. In consideration of the conveyance by COC in paragraph 1, above, and of the other promises set forth herein, LAMCOSA hereby waives any obligations that COC has to LAMCOSA pursuant: to the January 15, 1996 agreement.

         4. All parties hereto shall take all steps necessary to effect expeditiously (and in any event within 14 days from the signing of this Agreement) any and all share transfers necessary to carry out the conveyances set forth in paragraphs 1 and 2, above.

         5. In further consideration of the conveyance by COC in paragraph 1, above, and of the other promises set forth herein and for the other promises set forth herein, DELTA HOLDINGS shall pay COC as follows:

           (a) $50,000 on or before February 26, 1997;

           (b) $50,000 on or before June 30, 1997;

           (c) $50,000 on or before July 31, 1997.

         If DELTA HOLDINGS fails to make any payment as provided in sub-paragraphs (a), (b) and (c) above, when such payment is due, and said failure to make payment continues for fourteen (14) days following receipt of a written notice to DELTA HOLDINGS, DELTA BERMUDA, with a copy to Snow Becker Krauss P.C., then DELTA HOLDINGS and DELTA BERMUDA will be in default of this obligation to COC pursuant to this Agreement. Said payments are without interest and shall be payable to The Continental Orinoco Company, Inc. by good check delivered to The Continental Orinoco Company, Inc., c/o Brendan Metcalfe, Chief Operating Officer, 11670 NE 21st Drive, N. Miami, Florida 33186.

         6. In addition to the sums provided for in paragraph 4 above, DELTA HOLDINGS shall pay to COC the sum of $4,350,000 solely from the receipts, if any, from the sale of bauxite mineral deposits to be developed pursuant to the Carta Compromiso agreement dated November, 1990 by and between DELTA BERMUDA and Corporacion Venezolana de Guayana ("CVG"), at the rate of one-half of one (.5%) percent of the gross revenue(s) from the sale of such mineral deposits developed pursuant to the Carta

Compromiso. Following the payment of the $4,350,000 as aforesaid, DELTA HOLDINGS shall pay COC $6,800,000, payable only from one-quarter of one (.25%) percent of the gross revenue from the sale of such minerals from the aforesaid Carta Compromiso. With respect to the $4,350,000 payment and $6,800,000 payment as set forth above, if for any reason DELTA BERMUDA does not explore and develop a mineral mining business pursuant to the Carta Compromiso, then DELTA HOLDINGS shall have no obligation to pay COC any portion of the $4,350,000 or $6,800,000. DELTA HOLDINGS' obligation to make payment to COC pursuant to this paragraph 5 is limited only to if and when revenue is generated from the sale of minerals pursuant to the Carta Compromiso, except, if DELTA BERMUDA sells all or substantially all of its interest in the Carta Compromiso. If there is such a sale and DELTA HOLDINGS has not begun making payments to COC pursuant to this paragraph 5, then DELTA HOLDINGS shall pay COC twelve (12%) percent of the sale price of DELTA BERMUDA'S interest in the Carta Compromiso up to but no more than $4,350,000. If, DELTA HOLDINGS has begun making payments to COC pursuant to this paragraph 5, DELTA HOLDINGS shall receive credit for any such payments in computing the amount due to COC pursuant to this provision requiring payment of twelve (12%) percent of the gross sales price up to $4,350,000. If DELTA HOLDINGS shall have paid COC the entire $4,350,000 at such time as DELTA BERMUDA sells all or substantially all of its interests in the Carta Compromiso, DELTA HOLDINGS shall have no further obligation to COC to make any further payments from the sale price or to make any further payments of the $6,800,000 pursuant to this paragraph 5.

         7. Simultaneous with the execution of this Agreement, the parties will exchange releases as follows:

          (a) DELTA BERMUDA, DELTA HOLDINGS, LAMCOSA, NASH, CONTINENTAL, BARRS and COWAN will each execute and deliver a release in favor of COC, BRENDAN METCALFE and CHRIS TAYLOR in the form annexed hereto as Exhibit A.

          (b) COC, BRENDAN METCALFE and CHRIS TAYLOR will execute and deliver a release in favor of DELTA BERMUDA, DELTA HOLDINGS, LAMCOSA, NASH, CONTINENTAL, BARRS, COWAN and THE BOOKHAM TRUST in the form annexed hereto as Exhibit B. .

         8. The parties agree that NASH is neither an officer, director or employee of COC as of the date hereof. To the extent NASH must resign as an officer or director of COC, he hereby resigns as an officer and director of COC.

         9. All parties agree to cooperate with each other in the exchange of documents and information in order to effectuate the completion of this Agreement.

         10. Miscellaneous

           (a) This Agreement shall constitute the entire agreement between the parties hereto and may not be amended, except by written consent of the parties hereto in writing executed by them.

           (b) This Agreement shall be construed according to the laws of the State of New York and shall be enforceable in any court of competent jurisdiction located in the State of New York, without giving effect to the principals thereof relating to the conflict of laws.

           (c) This Agreement shall inure to the benefit of the parties and their successors in interest, if any, but shall not otherwise be assignable, other than to a wholly owned subsidiary of COC.

           (d) This Agreement may be executed in counterparts and receipt of facsimile transmission of signatures shall be sufficient to effect acceptance of this Agreement, although the parties hereto agree to submit within a reasonable time duplicate original signed copies of this Agreement to the other.

         11. Expenses

         Each of the parties hereto shall bear their own expenses in effecting the intent of this Agreement.

         12. Counsel

         Each of the parties acknowledges that:

            (a) they have been represented by attorneys in
                connection with the making of this Agreement;

            (b) they have consulted with their attorneys;

            (c) they understand the terms of the Agreement; and

            (d) they are freely entering into the Agreement. Each of the signatories to this Agreement acknowledges that if said person is executing the Agreement on behalf of a corporation, that he has the authority to enter into the Agreement on behalf of the corporation and has been authorized by the corporation's board of directors to do so.

 IN WITNESS WHEROF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

 FOR: HIMSELF

 By:  /s/ ADRIAN CHARLES NASH
      ------------------------
      ADRIAN CHARLES NASH

 FOR: DELTA MINERALS CORPORATION LIMITED

 By:  /s/ ADRIAN CHARLES NASH
      -----------------------
      ADRIAN CHARLES NASH
      PRESIDENT & CHIEF EXECUTIVE OFFICER

 FOR: DELTA MINERALS HOLDINGS LTD.

 By:  /s/ ADRIAN CHARLES NASH
      -----------------------
      ADRIAN CHARLES NASH
      PRESIDENT & CHIEF EXECUTIVE OFFICER

 FOR: LATIN AMERICAN MINING COMPANY S.A.

 By:  /s/ ADRIAN CHARLES NASH
      -----------------------
      ADRIAN CHARLES NASH
      In his capacity as authorized signatory and agent

 FOR: THE CONTINENTAL ORINOCO COMPANY, S.A.

 By
      -----------------------
      JOHN ANDREW COWAN
      In his capacity as authorized signatory and agent

 FOR: THE BOOKHAM TRUST

 By:
      -----------------------
      ROGER GEOFFREY BARRS                             .
      In his capacity as a joint trustee of the BOOKHAM TRUST

 By
      -----------------------
      JOHN ANDREW COWAN
      In his capacity as a joint trustee of the BOOKHAM TRUST

 FOR: THE CONTINENTAL ORINOCO COMPANY, INC.

 By:
      -----------------------
      CHRISTOPHER D'ARNAUD TAYLOR
      PRESIDENT & CHIEF EXECUTIVE OFFICER